                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                           /s/ FURMAN C. MOSELEY, JR.
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                               /s/ W. ANN REYNOLDS
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of August, 1994.

                                              /s/ DAVID T. McGOVERN
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                               /s/ W. WALKER LEWIS
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                            /s/ JON M. HUNTSMAN, JR.
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                               /s/ LANDON HILLIARD
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                             /s/ W.W. BOESCHENSTEIN
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company; and

  WHEREAS, the undersigned is a director of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                            /s/ NORMAN P. BLAKE, JR.
                                          -----------------------------
                                                    Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                               /s/ DOMENICO CECERE
                                          -----------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of August, 1994.

                                             /s/ DAVID W. DEVONSHIRE
                                          -----------------------------

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, OWENS-CORNING FIBERGLAS CORPORATION, a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-3 with respect to common shares to be sold by certain stockholders of the Company:

  NOW, THEREFORE, the undersigned hereby constitutes and appoints WILLIAM W. COLVILLE, DAVID W. DEVONSHIRE and MICHAEL I. MILLER, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity with the Company, to execute and file such registration statement with respect to the above-described common shares, and thereafter to execute and file any amended registration statement or statements with respect thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of August, 1994.

                                                /s/ GLEN H. HINER
                                          -----------------------------